The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Variable Insurance Products
Investor Class
FundsManager 60% Portfolio

Prospectus

April 30, 2008

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Underlying Fidelity Funds

Prospectus

Fund Summary

Investment Summary

Investment Objective

VIP FundsManager® 60% Portfolio seeks high total return.

Principal Investment Strategies

  Normally investing in a combination of underlying Fidelity funds.
  Using a target asset allocation of approximately:

  Actively managing underlying Fidelity fund holdings to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index, which is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity funds invest, based on combinations of the following unmanaged indices: Dow Jones Wilshire 5000 Composite IndexSM  (Dow Jones Wilshire 5000) (equities); Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East (MSCI® EAFE®) Index (international equities); Lehman Brothers® U.S. Aggregate Index (bonds); and Lehman Brothers 3-Month T-Bill (short-term investments).
  Using both quantitative and fundamental, bottom-up, proprietary mutual fund research to select underlying funds.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means the shareholder could lose money.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Prospectus

Fund Summary - continued

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interests in a separate account that invests in a class of the fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product.

Fees (paid by the variable product owner directly)

Investor Class
Sales charge (load) on purchases and reinvested distributions	Not Applicable
Deferred sales charge (load) on redemptions	Not Applicable

Annual operating expenses (paid from class assets)

Investor Class
Management fee 	0.25%
Distribution and/or Service (12b-1) fees	None
Other expensesA 	0.00%
Acquired fund fees and expensesA 	0.59%
Total annual class operating expensesB 	0.84%
Less WaiverC	0.05%
Net expenses	0.79%

A Based on estimated amounts for the current fiscal year.

B Differs from the ratios of expenses to average net assets in the Financial Highlights section because the total annual operating expenses shown above include acquired fund fees and expenses.

C Strategic Advisers has contractually agreed to waive 0.05% of its management fee until July 31, 2009.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Investor Class's annual return is 5% and that the fees and Investor Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If these fees and expenses were included, overall expenses would be higher. For every $10,000 invested, here's how much a variable product owner would pay in total expenses if all interests in the separate account that invests in a class of the fund were redeemed at the end of each time period indicated:

Investor Class
1 year	$ 81
3 years	$ 252

Prospectus

Fund Basics

Investment Details

Investment Objective

VIP FundsManager 60% Portfolio seeks high total return.

Principal Investment Strategies

Strategic Advisers® Inc. (Strategic Advisers) normally invests the fund's assets in a combination of underlying Fidelity funds. The fund's approximate target asset allocation to underlying equity funds is reflected in its name. As of December 31, 2007, the fund's approximate target asset allocation was as follows:

Funds:	Asset Allocation:
Underlying Equity Funds
Domestic Equity Funds	51%
International Equity Funds	11%
Underlying Fixed-Income Funds	35%
Underlying Money Market Funds	3%

Strategic Advisers may underweight or overweight fund types at any time, although it normally expects to invest approximately 60% in underlying equity funds.

Strategic Advisers intends to actively manage underlying Fidelity fund holdings to achieve portfolio characteristics similar to that of VIP FundsManager 60% Composite Index. VIP FundsManager 60% Composite Index is a hypothetical representation of the performance of the asset classes in which the underlying Fidelity funds invest, based on combinations of the following unmanaged indices: Dow Jones Wilshire 5000 (equities); MSCI EAFE Index (international equities); Lehman Brothers U.S. Aggregate Index (bonds); and Lehman Brothers 3-Month T-Bill (short-term investments).

The underlying Fidelity funds in which the fund invests may have investment limitations that are more or less restrictive than the fund's, and may concentrate in a particular industry or group of industries. The Appendix contains a list, as of December 31, 2007, of the underlying Fidelity funds in which the fund was invested. Strategic Advisers may adjust the fund's portfolio at any time and generally may invest the fund's assets in other Fidelity retail or VIP funds created in the future, as determined from time to time by Strategic Advisers, but does not intend to invest in any actively managed investment-grade bond funds.

In buying and selling underlying Fidelity funds, Strategic Advisers relies on both quantitative and fundamental, bottom-up, proprietary mutual fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, and fund characteristics such as expense ratio, asset size, and portfolio turnover. Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds as necessary to attempt to control overall fund risk and pursue appropriate returns.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying Fidelity funds in which it invests. The ability of the fund to meet its investment objective is directly related to its target asset allocation among underlying Fidelity funds and the ability of those funds to meet their investment objectives. If Strategic Advisers' asset allocation strategy does not work as intended, VIP FundsManager 60% may not achieve its objective. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

There is additional risk for the fund with respect to aggregation of holdings of underlying Fidelity fund holdings, which may result in the fund indirectly concentrating assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying Fidelity funds and any indirect concentration is a result of the underlying Fidelity funds pursuing their own investment objectives.

The fund is exposed to the risks associated with the underlying Fidelity funds in which it invests. The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, securities issued by U.S. entities with substantial foreign operations, and securities for which an entity located in a foreign country provides credit support or a maturity-shortening structure can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prospectus

Fund Basics - continued

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Companies in the financial services financial services industries are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services industries can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, Strategic Advisers may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

VIP FundsManager 60% Portfolio seeks high total return.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Investor Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Investor Class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The assets of VIP FundsManager 60% consist primarily of shares of the underlying Fidelity funds, which are valued at their respective NAVs. A money market underlying Fidelity fund's assets are valued on the basis of amortized cost. Other underlying Fidelity fund assets are valued primarily on the basis of market quotations, official closing prices, or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying Fidelity fund or if the value of a security held by an underlying Fidelity fund has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities held by an underlying Fidelity fund is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing may be used for high yield debt and floating rate loans held by an underlying fund, when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. A security's valuation may differ depending on the method used for determining value. Fair valuation of an underlying fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While VIP FundsManager 60% and each underlying fund (other than the money market fund) has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

Only Permitted Accounts, including separate accounts of insurance companies that have signed the appropriate agreements with the fund, can buy or sell shares of the fund. Insurance companies offer variable annuity and variable life insurance products through separate accounts.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy for the fund, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, and (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

The price to buy one share of Investor Class is the class's NAV. Investor Class's shares are sold without a sales charge.

Prospectus

Shareholder Information - continued

Shares will be bought at the next NAV calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of Investor Class is the class's NAV.


Shares will be sold at the next NAV calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary.

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

VIP FundsManager 60% normally pays dividends and capital gain distributions at least annually, in February.

Dividends and capital gain distributions will be automatically reinvested in additional Investor Class shares of the fund.

Tax Consequences

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Strategic Advisers is the fund's investment manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

Fidelity Management & Research Company (FMR), an affiliate of Strategic Advisers, is each underlying Fidelity fund's manager.

As of December 31, 2007, Strategic Advisers had approximately $166.9 billion in discretionary assets under management.

As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

As the manager, Strategic Advisers administers the asset allocation program for the fund.

As the manager for the underlying Fidelity funds, FMR is responsible for choosing each fund's investments and handling its business affairs. FMR is also responsible for handling the business affairs for the fund.

Scott Kuldell is manager of VIP FundsManager 60% Portfolio, which he has managed since its inception in August 2007. He is also director of investments for Retirement Plan Manager, Fidelity's managed account service for 401k and 403b plan participants. Since joining Fidelity Investments in 1987, Mr. Kuldell has worked as a quantitative analyst, currency strategist, portfolio manager, and director of Asset Management Consulting.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Kuldell.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month.

Strategic Advisers is responsible for the payment of all other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.25% of its average net assets.

FMR handles the business affairs of the fund. FMR receives no fee for these services.

Strategic Advisers has contractually agreed to waive 0.05% of its management fee until July 31, 2009. Reimbursement arrangements can decrease a class's expenses and boost its performance.

The Board of Trustees approved the fund's management contract and administration agreement for an initial period of more than one year. The Board of Trustees is scheduled to consider the management contract and administration agreement again in July 2008.

As of February 29, 2008, approximately 99.95% of VIP FundsManager 60%'s total outstanding shares were held by FMR affiliates.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Investor Class's shares.

Intermediaries, including insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), may receive from Strategic Advisers or FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Investor Class of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that Strategic Advisers or FMR may use its management fee or administration revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. Strategic Advisers or FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by Strategic Advisers or FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Investor Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Year ended December 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.00
Income from Investment Operations
Net investment income (loss) E 	 .17
Net realized and unrealized gain (loss) 	 .24 G
Total from investment operations 	 .41
Distributions from net investment income 	 (.06)
Distributions from net realized gain 	 (.06)
Total distributions 	 (.12)
Net asset value, end of period 	$ 10.29
Total Return B,C,D 	 4.07%
Ratios to Average Net Assets F,I
Expenses before reductions 	 .25% A
Expenses net of fee waivers, if any 	 .20% A
Expenses net of all reductions 	 .20% A
Net investment income (loss) 	 4.76% A
Supplemental Data
Net assets, end of period (000 omitted) 	$ 113,806
Portfolio turnover rate 	 60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 22, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Prospectus

Appendix - continued

Underlying Fidelity Funds

VIP FundsManager 60% invests in a combination of underlying Fidelity retail and VIP funds. A list of the underlying Fidelity funds in which VIP FundsManager 60% was invested as of December 31, 2007 is provided below. Strategic Advisers intends to actively manage Fidelity fund holdings and may adjust VIP FundsManager 60%'s underlying Fidelity fund holdings at any time. Strategic Advisers generally may invest VIP FundsManager 60%'s assets in other Fidelity retail or VIP funds created in the future, as determined from time to time by Strategic Advisers, but does not intend to invest in any actively managed investment-grade bond funds.

The underlying Fidelity funds in which VIP FundsManager 60% invests may have investment limitations that are more or less restrictive than VIP FundsManager 60%'s, and may concentrate in a particular industry or group of industries, or in a single issuer. For information on the funds named below, as well as other underlying Fidelity funds in which VIP FundsManager 60% may invest, see the underlying fund's prospectus. For a copy of any underlying Fidelity fund's prospectus, please visit www.fidelity.com or, for VIP funds, advisor.fidelity.com. For more current information on fund holdings, visit www.advisor.fidelity.com or www.fidelity.com.

VIP FundsManager 60%
Domestic Equity Funds
Fidelity 100 Index Fund
Fidelity Contrafund
Fidelity Equity-Income II Fund
Fidelity Fund
Fidelity Large Cap Stock Fund
Fidelity Large Cap Value Fund
Fidelity Leveraged Company Stock Fund
Fidelity Mid Cap Value Fund
Fidelity Real Estate Investment PortfolioA
Fidelity Small Cap Value Fund
Fidelity Stock Selector Fund
Fidelity Value Discovery Fund
Spartan® Total Market Index Fund Investor Class
VIP Growth & Income Portfolio Investor Class
VIP Growth Portfolio Investor Class
International Equity Funds
Fidelity Emerging Markets Fund
Fidelity International Discovery Fund
Fidelity International Real Estate FundA
Fidelity Overseas Fund
Fixed-Income Funds
Fidelity Capital & Income Fund
Fidelity Floating Rate High Income Fund
Fidelity New Markets Income Fund
Fidelity U.S. Bond Index Fund
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class IB

A Concentrates in Real Estate.

B Concentrates in Financial Services.

Prospectus

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in the fund's SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-05361

Fidelity, Fidelity Investments & (Pyramid) Design, Spartan, Strategic Advisers, and VIP FundsManager are registered trademarks of FMR LLC.


The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

1.846517.102 VIPFM-60-pro-0408

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Variable Insurance Products
Investor Class
Money Market Portfolio

Prospectus

April 30, 2008

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Investor Class. Returns for Investor Class of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Investor Class of the fund would be lower if the effect of those sales charges and expenses were included. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

VIP Money Market - Investor Class
Calendar Years	2006	2007
	4.81%	5.15%

During the periods shown in the chart for Investor Class of VIP Money Market:	Returns	Quarter ended
Highest Quarter Return	 1.28%	September 30, 2007
Lowest Quarter Return	 1.05%	March 31, 2006
Year-to-Date Return	 0.97%	March 31, 2008

Average Annual Returns

For the periods ended December 31, 2007	Past 1 year	Life of classA
VIP Money Market
Investor Class	5.15%	4.73%

A From July 21, 2005.

Prospectus

Fund Summary - continued

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interests in a separate account that invests in a class of the fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product.

Fees (paid by the variable product owner directly)

Investor Class
Sales charge (load) on purchases and reinvested distributions	Not Applicable
Deferred sales charge (load) on redemptions	Not Applicable

Annual operating expenses (paid from class assets)

Investor Class
Management fee	0.23%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.12%
Total annual class operating expensesB	0.35%

A Based on historical expenses, adjusted to reflect current fees.

B Effective February 1, 2008, Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse Investor Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.43%. This arrangement may be discontinued by FMR at any time.

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Investor Class's annual return is 5% and that the fees and Investor Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If these fees and expenses were included, overall expenses would be higher. For every $10,000 invested, here's how much a variable product owner would pay in total expenses if all interests in the separate account that invests in a class of the fund were redeemed at the end of each time period indicated:

Investor Class
1 year	$ 36
3 years	$ 113
5 years	$ 197
10 years	$ 443

Prospectus

Fund Basics

Investment Details

Investment Objective

VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Investor Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Investor Class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares of the fund. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

FMR anticipates that variable product owners will purchase and sell shares of the fund frequently because a money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of money market fund shares and the fund accommodates frequent trading.

The fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund has no limit on purchase transactions. The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus.

The price to buy one share of Investor Class is the class's NAV. Investor Class shares are sold without a sales charge.

Shares will be bought at the next NAV calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which FMR or an affiliate serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of Investor Class is the class's NAV.

Shares will be sold at the next NAV calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which FMR or an affiliate serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Prospectus

Shareholder Information - continued

Distributions from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

Dividends and capital gain distributions, if any, will be automatically reinvested in additional Investor Class shares of the fund.

Tax Consequences

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA(U.K.)L had approximately $13.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The monthly management fee is calculated by adding a group fee to an income-related fee. The income-related fee varies depending on the level of the fund's monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund's average net assets throughout the month. The group fee rate is divided by twelve and multiplied by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2007, the group fee rate was 0.11%.

The total management fee for the fiscal year ended December 31, 2007, was 0.23% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2007.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

As of February 29, 2008, approximately 71.62% of the fund's total outstanding shares was held by FMR and FMR affiliates.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Investor Class's shares.

Intermediaries, including insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the statement of additional information (SAI).

Prospectus

Fund Services - continued

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Investor Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

VIP Money Market Portfolio - Investor Class

Years ended December 31,	2007	2006	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.050	.047	.016
Distributions from net investment income	(.050)	(.047)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total ReturnB,C,D	5.15%	4.81%	1.58%
Ratios to Average Net Assets F
Expenses before reductions	.38%	.39%	.36% A
Expenses net of fee waivers, if any	.38%	.39%	.36%A
Expenses net of all reductions	.37%	.39%	.36%A
Net investment income	5.00%	4.78%	3.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,291,231	$ 580,013	$ 126,224

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-05361

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

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